                                                                   EXHIBIT 99.39


DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.




/s/ Nicholas J. Davison
---------------------
Nicholas J. Davison
Senior Vice President




/s/ Randall L. Talcott
---------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.        CASE NUMBER: 01-10977 (EIK)


                            MONTHLY OPERATING REPORT
                            AS OF NOVEMBER 30, 2001
                                      AND
                        FOR THE PERIOD OCTOBER 23, 2001
                           THROUGH NOVEMBER 30, 2001


                                    CONTENTS


Attachment 1             Summary of Bank and Investment Accounts
Attachment 2             Schedule of Receipts and Disbursements
Attachment 3             Bank and Investment Account Statements
Attachment 4             Income Statement
Attachment 5             Balance Sheet
Attachment 6             Summary of Due To/Due From Intercompany Accounts
Attachment 7             Accounts Receivable Aging
Attachment 8             Accounts Payable Detail
Attachment 9             Notes to November Monthly Operating Report

                                                                   Attachment 1


                   Summary Of Bank, Investment & Petty Cash Accounts
Summary                 Great Pacific NW Cruise Line, L.L.C.
Great Pacific                  Case No: 01-10977 (EIK)                UNAUDITED
NW Cruise Line, LLC   For Period Of 23 October - 30 November, 2001


                                                             Balances
                                                 ---------------------------------    Receipts &           Bank
                                                     Opening             Closing      Disbursements        Statements    Account
Account                                          As Of 10/23/01     As Of 11/30/01    Included             Included      Reconciled
-------                                          --------------     --------------    -------------        ----------    ----------

Great Pacific NW Cruise Line                          31,602.07       24,451.82        Yes                 No - Not         Yes
Payroll                                                                                                    Concentration
U.S. Bank                                                                                                  Account
Account # - 153390417191

Great Pacific NW Cruise Line                           7,419.61            0.00        Yes                 No - Not         Yes
Steamer                                                                                                    Concentration
U.S. Bank                                                                                                  Account
Account # - 153390417191
Great Pacific NW Cruise Line                           6,088.50            0.00         Yes                No - Not         Yes
Columbia Queen Petty Cash                                                                                  Concentration
                                                                                                           Account

                             Receipts & Disbursements            Attachment 2-1
                      Great Pacific NW Cruise Line. L.L.C.
 R&D - Us Bank               Case No: 01-10977 (EIK)                  UNAUDITED
 CQ Payroll                        U.S. Bank
                                   CQ Payroll
                            Account # - 153390417191
                         22 October 01 - 30 November 01


Opening Balance - 22 Oct 01
                                     31, 602.07

Receipts


                                     -----------
                                            0.00      Total Receipts


Disbursements
                                       (7,150.25)     Payroll


                                     -----------
                                       (7,150.25)     Total Disbursements


Closing Balance - 30 Nov 01
                                       24,451.82

                            Receipts & Disbursements             Attachment 2-2
                      Great Pacific NW Cruise Line. L.L.C.
R&D - US Bank               Case No: 01-10977 (EIK)                   UNAUDITED
CQ Steamer                          U.S. Bank
                                   CQ Steamer
                            Account # -.153390417241
                        22 October 01 - 30 November. 01


Opening Balance - 22 Oct 01
                                     7,419.61
Receipts
                                     2,542.82       From Great Pacific NM Cruise Line, LLC -
                                                    CQ Onboard Cash (Asset ID 60)



                                     2,542.82       Total Receipts
                                    ---------



Disbursements
                                    (9,883.62)      To The Delta Queen Steamboat Co. -
                                                    Hibernia - DQ Master Cash - Account (812-395-335)

                                       (78.81)      Bank Fees



                                    (9,962.43)      Total Disbursements
                                    ---------


Closing Balance -. 30 Nov 01
                                         0.00

                             Receipts & Disbursements            Attachment 2-3
                      Great Pacific NW Cruise Line, L.L.C.
R&D.- CQ                      Case No: 01-10977 (EIK)                 UNAUDITED
Petty Cash                       Columbia Queen
                                   Petty Cash
                                 Account # - NA
                         22 October 01 - 30 November 01


Opening Balance - 22 Oct 01
                                     6,088.50

Receipt


                                    ----------
                                          0.00        Total Receipts

Disbursements
                                     (3,545.68)       Misc Ship Shut-Down Expense
                                     (2,542.82)       To Great Pacific NW Cruise Line, L.L.C. - U.S. Bank -
                                                      CQ Steamer - Account (153390417241)

                                     ---------
                                     (6,088.50)       Total Disbursements


Closing Balance - 30 Nov 01
                                          0.00

                    Concentration & Investment Account Statements  Attachment 3
Summary               Great Pacific NW Cruise Line, L. L. C.
Great Pacific                  Case No: 01-10977 (EIK)
NW Cruise Line, LLC  For Period Of 23 October - 30 November, 2001
Attach 2&3


          No Statements Due To No Concentration Or Investment Accounts

                                                                   Attachment 4


                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: NOV-01

currency USD
Company=24 (COLUMBIA QUEEN)


                                              PTD-Actual
                                                NOV-01
                                             ----------
Revenue
  Gross Revenue                                    0.00
  Allowances                                       0.00
                                             ----------
  Net Revenue                                      0.00
Operating Expenses
  Air                                         (3,733.54)
  Hotel                                            0.00
  Commissions                                      0.00
  Onboard Expenses                            18,324.20
  Passenger Expenses                           5,876.49
  Vessel Expenses                             25,637.81
  Layup/Drydock Expense                            0.00
  Vessel Insurance                                 0.00
  Total Operating Expenses                    46,104.96
                                             ----------
  Gross Profit                               (46,104.96)
SG&A Expenses
  Sales & Marketing                                0.00
  Pre-Opening costs                                0.00
                                             ----------
  Total SG&A Expenses                              0.00
                                             ----------

EBITDA                                       (46,104.96)

Depreciation                                       0.00
                                             ----------
Operating Income                             (46,104.96)

Other Expense/(Income)
Interest Income                                    0.00
Interest Expense                              12,317.96
Equity in Earnings for Sub                         0.00
                                             ----------
Total Other Expense/(Income)                  12,317.96
                                             ----------
Net Pretax Income/(Loss)                     (58,422.92)
                                             ----------
Income Tax Expense                                 0.00
                                             ----------
Net Income/(Loss)                            (58,422.92)
                                             ----------

                                                                   Attachment 5

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01

currency USD
 Company=24 (COLUMBIA QUEEN)


                                                   YTD-Actual                              YTD-Actual
                                                     NOV-01                                 OCT-01
                                                  -------------                           -------------

ASSETS

   Cash and Equivalent                                 6,722.83                               31,623.21
   Restricted Cash                                         0.00                                    0.00
   Marketable Securities                                   0.00                                    0.00
   Accounts Receivable                                 9,315.01                               11,425.61
   Inventories                                       179,656.15         (Note 1)             199,562.38
   Prepaid Expenses                                        0.00                                2,800.00
   Other Current Assets                                    0.00                                    0.00
                                                  -------------                           -------------
          Total Current Assets                       195,693.99                              245,411.20

   Fixed Assets                                   45,093,524.95         (Note 3)          45,093,524.95
   Accumulated Depreciation                       (1,870,234.50)                          (1,870,234.50)
                                                  -------------                           -------------
          Net Fixed Assets                        43,223,290.45                           43,223,290.45

   Net Goodwill                                            0.00                                    0.00
   Intercompany Due To/From                       (9,986,198.43)                          (9,983,225.62)
   Net Deferred Financing Fees                     2,532,693.06         (Note 2)           2,545,011.02
   Net Investment in Subsidiaries                          0.00                                    0.00
   Other Non Current Assets                                0.00                                    0.00
                                                  -------------                           -------------
          Total Other Assets                       7,453,505.37)                           7,438,214.60)
                                                  -------------                           -------------
          Total Assets                            35,965,479.07                           36,030,487.05
                                                  -------------                           -------------

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01

currency USD
 Company=24 (COLUMBIA QUEEN)


                                                    YTD-Actual                               YTD-Actual
                                                      NOV-01                                   OCT-01
                                                   -------------                            -------------

LIABILITIES
   Accounts Payable                                       475.00                                   180.00
   Accrued Liabilities                                328,192.16           (Note 3)            331,444.68
   Deposits                                               106.00                                     0.00
                                                   -------------                            -------------
         Total Current Liabilities                    328,773.16                               331,624.68
   Long Term Debt                                           0.00                                     0.00
   Other Long Term Liabilities                              0.00                                     0.00
                                                   -------------                            -------------
         Total Liabilities                            328,773.16                               331,624.68

OTHER
   Liabilities Subject to Compromise               37,789,081.10                            37,792,814.64
                                                   -------------                            -------------
         Total Other                               37,789,081.10                            37,792,814.64

OWNER'S EQUITY
   Common Stock                                             0.00                                     0.00
   Add'1 Paid In Capital                                    0.00                                     0.00
   Current Net Income (Loss)                          (39,844.41)                               18,578.51
   Retained Earnings                               (2,112,530.78)                           (2,112,530.78)
                                                   -------------                            -------------
         Total Owner's Equity                      (2,152,375.19)                           (2,093,952.27)
                                                   -------------                            -------------
         Total Liabilities & Other &               35,965,479.07                            36,030,487.05
                                                   -------------                            -------------

                                                                   Attachment 6


                  GREAT PACIFIC NW CRUISE LINE L.L.C. 01-10977
                    Summary List of Due To/Due From Accounts
           For the Period October 22, 2001 through November 30, 2001


                                                              BEGINNING                                             ENDING
AFFILIATE NAME                              CASE NUMBER        BALANCE              DEBITS         CREDITS         BALANCE

American Classic Voyages Co.               01-10954         15,452,563.41       116,803.96         94,398.61      15,474,968.76
AMCV Cruise Operations, Inc.               01-10967         (9,329,709.08)       13,546.97         44,602.05      (9,360,764.16)
The Delta Queen Steamboat Co.              01-10970          8,448,861.75         5,676.92             --          8,454,538.67
DQSB II, Inc.                              01-10974               (339.49)           --                --               (339.49)
Great AQ Steamboat, L.L.C                  01-10960             (5,552.79)           --                --             (5,552.79)
Great River Cruise Line, L.L.C             01-10963             (1,882.08)           --                --             (1,882.08)
Great Ocean Cruise Line, L.L.C             01-10959            (10,219.55)           --                --            (10,219.55)
Cruise America Travel, Incorporated        01-10966           (674,733.24)           --                --           (674,733.24)
Delta Queen Coastal Voyages, L.L.C         01-10964            118,887.26            --                --            118,887.26
Cape May Light, L.L.C                      01-10961              5,380.67            --                --              5,380.67
Project America, Inc.                      NIA                 (27,500.00)           --                --            (27,500.00)
Oceanic Ship Co.                           NIA                   1,701.33            --                --              1,701.33
Project America Ship I, Inc.               NIA                 291,567.65            --                --            291,567.65
Ocean Development Co,                      01-10972        (24,185,738.20)           --                --        (24,185,738.20)
Great Hawaiian Properties Corporation      01-10971            (66,513.26)           --                --             66,513.26
                                                            -------------       ----------        ----------      -------------
                                                            (9,983,225.62)      136,027.85        139,000.66      (9.986,198.43)
                                                            =============       ==========        ==========      =============

                                                                   Attachment 7


GREAT PACIFIC NW CRUISE LINE, L.L.C. 24              CASE #      01-10977 (EIK)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation


Detail:                                        0-30 DAYS     31-60 DAYS   61-90 DAYS    91+ DAYS       TOTAL
Paymentech Credit Card Processor                              4753.48                                4753.48
American Express Credit Card Processor                        4126.11                                4126.11
Discover Credit Card Processor                                 435.42                                 435.42
Diners Credit Card Processor                                                                               0
Travel Agents                                                                                              0
Total                                              0          9315.01          0            0        9315.01

                                                                   Attachment 8


                                 COLUMBIA QUEEN
                               AP-STEAMER CHECKS

                              24-000-221300-00000

                                  NOVEMBER-01

OUTSTANDING CHECKS:


   1566 K Tinnin (American Express)                (180.00)
   1567 K Tinnin (Citibank)                        (170.00)
   1571 Shonda Meyer-AT&T.                          (70.00)
   1611 Charles Saporiti                            (55.00)

   Total per GIL:                                  (475.00)
                                                   =======

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.        CASE NUMBER: 01-10977 (EIK)


                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF NOVEMBER 30, 2001
                                      AND
           FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company . to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company. "

To the best of the Debtor's knowledge- and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50;000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing pre- petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset; the Columbia Queen, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay up accrual or asset values pending the outcome of Chapter 11 proceedings.

4. Prepaid insurance and accruals for self-insured claims are un-reconciled pending . receipt and final review of required information.